UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05989)

Exact name of registrant as specified in charter: Putnam Utilities Growth and Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007 — April 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Utilities Growth and Income Fund

4|30|08

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Utilities
Growth and
Income Fund

4| 30| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	30
Financial statements	31
Brokerage commissions	51

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

The past six months have presented the economy with the most serious set of challenges in many years, and the financial markets have reflected the uncertainty of the situation. However, given the circumstances, the economy has held up relatively well. In fact, for late 2007 and early 2008, economic growth has held steady at a rate of 0.6%. To be sure, current economic indicators present a mixed picture, but another, more likely, outcome is that the economy will weather this rough patch. The Federal Reserve Board has cut interest rates sharply and provided financial markets with ample liquidity, while Congress and the White House have come forward with a timely fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the economy may avert a recession.

It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, ensure your portfolio is well diversified, and seek the counsel of your financial representative.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Utilities Growth and Income Fund:
A diversified approach to utilities investing

Many stock funds offer the potential for growth but produce little or no income for investors. Putnam Utilities Growth and Income Fund pursues both capital growth and current income through investments in the utilities sector. However, as utilities stock prices have appreciated in recent years, the industry’s dividend yield has declined.

Public utilities have a history of consistent dividend payouts to investors. These securities are valued as an alternative to bonds, especially during periods of low interest rates, when investors look outside the bond market for income. In recent years, the income-producing power of utilities holdings has grown stronger, because of legislation in 2003 that reduced the federal tax on dividends. Many investors have been able to keep more dividend income, though there is no assurance that this tax reduction will continue.

Another positive influence is the price of natural gas, which affects not only the natural gas industry, but any industry that uses gas in its production or delivery process. Gas is widely used to produce electricity; as gas prices rise and fall, the cost of electricity tends to follow suit. Since the demand for electricity is usually stable even as prices fluctuate, an industry-wide increase in prices can lead to higher profits for electric utilities that use less costly fuels, such as nuclear.

The fund may invest in bonds as well as stocks, in both domestic and foreign markets, across several industries with varying degrees of regulation, and in companies of different sizes. A key part of the fund’s strategy, particularly during periods of uncertainty, is to maintain a solid foundation of securities in stable-demand industries such as electric power, telecommunications, and natural gas.

Guided by this approach, the management team is committed to finding rewarding opportunities for income and growth by anticipating developments that affect the utilities sector.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Major industries in the utilities sector

Electric utilities Companies that generate, transmit, or distribute electricity.

Natural gas utilities Companies that transmit, store, or distribute natural gas.

Regional Bells Companies that provide access to voice communications networks within a specific geographic region.

Telecommunications Companies that provide voice, data, and video communications products and services.

Telephone Companies that provide fixed-line and wireless telephone communications services.

Water utilities Companies that provide services related to water or wastewater.

Certain key developments have affected electric and gas utilities since the inception of Putnam Utilities Growth and Income Fund.

Performance snapshot

Putnam Utilities Growth
and Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Michael, thanks for taking the time today to discuss Utilities Growth and Income Fund. How did the fund perform for the six-month period that ended April 30, 2008?

The fund had a loss of 5.54%, but outperformed the median comparable utility fund among its Lipper peer group, which returned a negative 6.04% . The fund did, however, underperform its benchmark, the S&P Utilities Index, which posted a decline of 4.40% .

Please describe the market environment during the period, particularly the impact that the credit crisis and rising energy prices had on the fund’s performance.

As a result of the credit crisis, the market environment was negative for all stocks, including the usually defensive utilities. Although the financial performance of utilities is less vulnerable to the credit markets than some other groups, some investors were anxious to take profits and exit the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

market. And utilities, which have experienced a good run over the past five years, gave these investors the opportunity to sell something that had appreciated in value. So, for a while over the winter, utilities were one of the more poorly performing groups.

What’s important to note is that the financial condition of nearly all utilities is good: They are not overly sensitive to the mortgage crisis, and, in our opinion, their business outlook is healthy.

Because oil is seldom used as a generating fuel, oil prices do not have a major direct impact on utility operations. Oil prices, however, influence natural gas prices, which are quite important to the utilities as a group. Electricity prices tend to reflect natural gas prices, wherever free markets in power prevail, because natural gas accounts for most of the costs of the highest-cost generating plants. But the majority of plants generate with coal or nuclear fuel, whose relatively stable prices keep the costs of these generating plants down. As power prices rise, their profit margins expand.

In this challenging market environment, what were the holdings that helped the fund’s performance relative to its benchmark?

Utilities in North America and Europe resisted the decline better than global telecom stocks and utilities in the Asia-Pacific region. U.S. utilities that

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exelon Corp. (8.1%)	Utilities & power	Electric utilities

Entergy Corp. (4.5%)	Utilities & power	Electric utilities

FPL Group, Inc. (3.8%)	Utilities & power	Electric utilities

FirstEnergy Corp. (3.7%)	Utilities & power	Electric utilities

PG&E Corp. (3.5%)	Utilities & power	Electric utilities

Public Service Enterprise Group, Inc. (3.4%)	Utilities & power	Electric utilities

Dominion Resources, Inc. (3.4%)	Utilities & power	Electric utilities

Edison International (3.0%)	Utilities & power	Electric utilities

Equitable Resources, Inc. (2.5%)	Utilities & power	Natural gas utilities

Sempra Energy (2.5%)	Utilities & power	Natural gas utilities

own natural gas-production assets performed especially well because of the rise in natural gas prices and, in some cases, upward revisions in the estimates of how much natural gas they held in their reserves. The biggest contributor was Equitable Resources, but Energen and MDU Resources also did well. FirstEnergy benefited from the progress of favorable electricity legislation in Ohio that enhanced the company’s market position. Wisconsin Energy has both a large capital spending budget and a supportive regulatory commission, resulting in rapid rate-base growth, which in turn should produce strong earnings growth, in our view.

Among the fund’s overseas holdings, Suez SA [France] rose on the belief that a merger with Gaz de France will win approval later this year. Telecom providers Digi.com [Malaysia] and StarHub [Singapore] continued to benefit from strong growth in the Asian market.

Let’s discuss some of the fund’s holdings that detracted from performance during the period.

Comverge, which supplies software that helps utilities manage customer energy use — for example, by remotely controlling their air conditioning on hot days —provides a valuable service, but it is a new company with a new concept. As a result, it is vulnerable to market corrections, and

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

was a major detractor from performance. In general, the more-regulated utilities in the fund’s portfolio underperformed. These include, most significantly, PG&E, Sierra Pacific Resources, Northeast Utilities, and CMS Energy. Although we are overweight utilities that are able to capitalize on the strong power market, we maintain a balanced portfolio that includes more regulated names in cases where we feel that these utilities have solid support for their stocks’ valuations. Deutsche Post AG [Germany], while providing a utility-like service, trades like a utility/industrial hybrid and underperformed the utility group for this period. Idearc, the Verizon yellow pages business, has been hurt by the economic downturn. Asciano Group [Australia] is an infrastructure company with seaport and rail assets and some cyclical exposure. Tenaga Nasional [Malaysia] has suffered from political and regulatory setbacks.

Michael, what is your outlook?

While the overall stock market could be hurt by recession and financial dislocation, utilities, particularly those in North America and Europe, are reporting strong earnings and improved balance sheets. At least in the short term, this is likely to continue, although we are wary of changes that could threaten their performance. Utilities that are profiting from strong power markets, such as Ohio-based FirstEnergy, have done especially well. FirstEnergy has benefited from structural and regulatory changes and market tightness. For these utilities to maintain their strong position, however, will require both political adeptness and only limited increases in generating capacity. The biggest risk is that prices and profits will rise so high that a consumer backlash, followed by a political reaction, will ensue. More regulated utilities, such as PG&E, have not fared as well, on average, but face similar risks. Their rising construction budgets — the consequence of years of under-investment — are causing the rate bases of these utilities to grow at an accelerating rate. With rate-base growth comes not only rate increases and earnings growth, but also the threat of consumer resistance and a political or regulatory response that could result in lower returns. In addition, measures will likely be implemented to discourage coal generation or to make it much cleaner and, as a consequence, more expensive.

As for global telecom, it is an industry in flux, with cellular carriers generally profiting at the expense of landline operators in most regions. Although risks may be increasing in global telecom — and there is sensitivity to an economic slowdown — valuations reflect most of the problems.

How are you positioning Utilities Growth and Income Fund’s portfolio to take advantage of these opportunities and minimize risks?

We believe that the prospective return potential among the market-sensitive utilities is great enough to compensate for their risk, so we are overweight this sector, but we are careful to maintain a reasonable balance and not overweight these stocks too much. Among the more regulated utilities, where we are monitoring the risk of a backlash, we are mindful of the views of regulators and the nature of the relationship between them and the utilities. Also, we favor, and are overweight, nuclear generators and others that are generating little or no carbon emissions. In addition, we own a diversified portfolio of telecom operators, with an emphasis on cellular players.

Thank you, Michael, for your time and insights today.

I N   T H E   N E W S

For the first time since the Great Depression, the U.S. Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

Of special interest

We are pleased to report that effective March 2008, your fund’s dividend was increased 21.15%, from $0.052 to $0.063 per class A share. Amounts for other share classes may vary slightly. This increase was possible due to a number of portfolio holdings increasing their dividend rates.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund's current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.40%	9.03%	8.58%	8.58%	8.59%	8.59%	8.87%	8.64%	9.13%	9.44%

10 years	80.00	69.70	66.94	66.94	66.98	66.98	71.29	65.33	75.61	81.12
Annual average	6.05	5.43	5.26	5.26	5.26	5.26	5.53	5.16	5.79	6.12

5 years	130.93	117.67	122.64	120.64	122.62	122.62	125.59	117.73	128.06	132.36
Annual average	18.22	16.83	17.36	17.15	17.36	17.36	17.67	16.84	17.93	18.37

3 years	54.95	46.07	51.48	48.48	51.47	51.47	52.58	47.18	53.70	55.91
Annual average	15.72	13.46	14.85	14.08	14.84	14.84	15.12	13.75	15.40	15.96

1 year	2.46	–3.42	1.66	–3.35	1.67	0.67	1.95	–1.64	2.19	2.66

6 months	–5.54	–10.96	–5.94	–10.63	–5.91	–6.85	–5.79	–9.09	–5.72	–5.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 4/30/08

	S&P Utilities	Lipper Utility Funds
	Index	category average*

Annual average
(life of fund)	9.35%	10.59%

10 years	94.22	117.35
Annual average	6.86	7.91

5 years	138.57	140.07
Annual average	18.99	18.95

3 years	47.18	56.60
Annual average	13.75	16.01

1 year	-0.61	1.16

6 months	-4.40	–6.04

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/08, there were 101, 100, 88, 67, 45, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 4/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.127		$0.067	$0.073	$0.089		$0.110	$0.147

Capital gains	—		—	—	—		—	—

Total	$0.127		$0.067	$0.073	$0.089		$0.110	$0.147

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/07	16.27	17.26*	16.19	16.17	16.25	16.84*	16.24	16.28

4/30/08	15.24	16.17	15.16	15.14	15.22	15.77	15.20	15.24

Current yield
(end of period)

Current
dividend rate[1]	1.65%	1.56%	0.87%	0.95%	1.13%	1.09%	1.45%	1.92%

Current 30-day
SEC yield[2]	N/A	1.94	1.32	1.33	N/A	1.51	1.82	2.31

   The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/19/90)		(4/27/92)		(7/26/99)		(3/1/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.08%	8.71%	8.26%	8.26%	8.26%	8.26%	8.54%	8.31%	8.81%	9.12%

10 years	66.24	56.70	54.22	54.22	54.18	54.18	58.05	52.56	62.19	67.26
Annual average	5.21	4.59	4.43	4.43	4.42	4.42	4.68	4.31	4.95	5.28

5 years	132.91	119.57	124.56	122.56	124.35	124.35	127.21	119.39	130.12	134.35
Annual average	18.42	17.03	17.56	17.35	17.54	17.54	17.84	17.02	18.14	18.57

3 years	47.82	39.38	44.53	41.53	44.41	44.41	45.55	40.47	46.71	48.74
Annual average	13.91	11.70	13.06	12.27	13.03	13.03	13.33	11.99	13.63	14.15

1 year	0.06	–5.70	–0.67	–5.60	–0.73	–1.71	–0.45	–3.94	–0.22	0.32

6 months	–4.79	–10.27	–5.12	–9.84	–5.16	–6.10	–5.04	–8.35	–4.90	–4.66

Fund’s annual operating expenses

For the fiscal year ended 10/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Utilities Growth and Income Fund from November 1, 2007, to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.66	$ 9.26	$ 9.27	$ 8.06	$ 6.86	$ 4.45

Ending value (after expenses)	$944.60	$940.60	$940.90	$942.10	$942.80	$945.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2008, use the calculation method below. To find the value of your investment on November 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.87	$ 9.62	$ 9.62	$ 8.37	$ 7.12	$ 4.62

Ending value (after expenses)	$1,019.05	$1,015.32	$1,015.32	$1,016.56	$1,017.80	$1,020.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Average annualized expense
ratio for Lipper peer group*	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Utilities Growth
and Income Fund	42%	65%	39%	30%	40%

Lipper Utility Funds
category average	85%	104%	122%	203%	231%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Equity Research and Core Fixed-Income teams. Michael Yogg is the Portfolio Leader, and Matthew Doody, Vivek Gandhi, Craig Goryl, and and Kevin Murphy are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Equity Research and Core Fixed-Income teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2008, and April 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/07.

Trustee and Putnam employee fund ownership

As of April 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 153,000	$ 87,000,000

Putnam employees	$2,681,000	$626,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Murphy is also a Portfolio Member of Putnam Income Fund, Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Michael Yogg, Matthew Doody, Vivek Gandhi, Craig Goryl, and Kevin Murphy may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended April 30, 2008, Portfolio Members Matthew Doody, Vivek Gandhi, and Craig Goryl joined your fund’s management team, following the departure of Portfolio Member Stephen Burgess.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Utility Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

15th	73rd	69th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 98, 76, and 68 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Utility Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 48%, 60%, and 79%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 49th out of 102, 41st out of 68, and 36th out of 45 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/08 (Unaudited)

COMMON STOCKS (99.3%)*

	Shares	Value

Cable Television (0.2%)
Comcast Corp. Class A (S)	48,400	$994,620

Electric Utilities (64.3%)
Allegheny Energy, Inc.	44,600	2,399,480
Alliant Energy Corp.	112,734	4,246,690
American Electric Power Co., Inc.	81,600	3,641,808
CenterPoint Energy, Inc. (S)	212,100	3,228,162
Chubu Electric Power, Inc. (Japan)	147,700	3,468,418
CMS Energy Corp.	774,190	11,287,690
Consolidated Edison, Inc. (S)	100,500	4,180,800
Constellation Energy Group, Inc.	133,595	11,308,817
Dominion Resources, Inc. (S)	480,850	20,864,082
DPL, Inc. (S)	206,151	5,737,182
DTE Energy Co. (S)	158,000	6,368,980
Duke Energy Corp. (S)	733,901	13,437,727
E.On AG (Germany)	52,748	10,744,599
Edison International	349,245	18,220,112
Electric Power Development Co. (Japan)	59,800	2,251,533
Electricite de France (France)	54,622	5,708,090
Enel SpA (Italy)	684,613	7,447,271
Entergy Corp.	243,807	28,003,672
Exelon Corp.	582,852	49,822,189
FirstEnergy Corp.	298,356	22,567,648
FPL Group, Inc.	349,096	23,141,574
Iberdrola SA (Spain)	485,580	7,114,198
ITC Holdings Corp.	143,200	7,987,696
Northeast Utilities	271,463	7,144,906
NSTAR	69,300	2,232,153
PG&E Corp.	540,356	21,614,240
PNM Resources, Inc.	525,900	7,620,291
Progress Energy, Inc.	128,631	5,401,216
Public Service Enterprise Group, Inc.	475,740	20,889,743
RWE AG (Germany)	59,184	6,818,434
SCANA Corp.	76,600	3,020,338
Sierra Pacific Resources	778,625	10,612,659
Southern Co. (The) (S)	297,321	11,069,261
Suez SA (France)	167,522	11,823,692
Tohoku Electric Power Co., Inc. (Japan)	49,500	1,125,549
Wisconsin Energy Corp.	298,078	14,146,782
		396,697,682

Energy (Other) (0.4%)
Comverge, Inc. † (S)	103,950	1,363,824
Covanta Holding Corp. † (S)	38,046	1,013,165
		2,376,989

COMMON STOCKS (99.3%)* continued

	Shares	Value

Engineering & Construction (0.5%)
Bouygues SA (France)	38,675	$2,895,784

Natural Gas Utilities (12.0%)
Energen Corp.	61,800	4,217,232
Equitable Resources, Inc.	233,803	15,517,505
MDU Resources Group, Inc. (S)	169,757	4,900,885
NiSource, Inc. (S)	153,800	2,753,020
Questar Corp. (S)	162,128	10,056,800
Sempra Energy	271,073	15,361,707
Spectra Energy Corp.	274,900	6,790,030
Toho Gas Co., Ltd. (Japan)	303,000	1,477,335
Tokyo Gas Co., Ltd. (Japan)	966,000	3,720,602
Williams Cos., Inc. (The)	257,992	9,158,716
		73,953,832

Power Producers (5.5%)
AES Corp. (The) †	776,148	13,473,929
Dynegy, Inc. Class A †	463,996	3,999,646
Mirant Corp. †	154,100	6,335,051
NRG Energy, Inc. † (S)	143,500	6,306,825
Ormat Technologies, Inc. (S)	79,100	3,899,630
		34,015,081

Regional Bells (4.5%)
AT&T, Inc.	381,694	14,775,375
Verizon Communications, Inc.	335,460	12,908,501
		27,683,876

Telecommunications (8.9%)
BT Group PLC (United Kingdom)	1,035,831	4,554,074
Digi.com Berhad (Malaysia)	443,700	3,411,693
France Telecom SA (France)	210,027	6,606,701
Koninklijke (Royal) KPN NV (Netherlands)	307,503	5,629,441
NTT DoCoMo, Inc. (Japan)	1,723	2,551,108
Sprint Nextel Corp. (S)	387,900	3,099,321
StarHub, Ltd. (Singapore)	1,010,650	2,271,318
Swisscom AG (Switzerland)	4,281	1,530,719
Telefonica SA (Spain)	480,470	13,960,131
Telekom Austria AG (Austria)	106,325	2,635,161
Telus Corp. (Canada)	68,759	3,059,988
Vodafone Group PLC (United Kingdom)	1,721,912	5,448,461
		54,758,116

Telephone (0.3%)
Hellenic Telecommunication Organization (OTE) SA
(Greece)	73,622	2,186,777

COMMON STOCKS (99.3%)* continued

	Shares	Value

Transportation Services (1.8%)
Asciano Group (Australia)	379,000	$1,446,439
Deutsche Post AG (Germany)	122,238	3,818,883
Macquarie Airports (Australia)	1,002,426	2,964,616
Macquarie Infrastructure Group (Australia)	1,055,912	2,816,275
		11,046,213

Utilities & Power (0.9%)
Babcock & Brown Wind Partners (Australia)	1,526,991	2,274,730
EDF Energies Nouvelles SA (France)	26,775	1,804,115
Tenaga Nasional Berhad (Malaysia)	867,400	1,803,028
		5,881,873

Total common stocks (cost $444,528,552)		$612,490,843

SHORT-TERM INVESTMENTS (11.8%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 1.96% to 3.11%
and due dates ranging from May 1, 2008
to June 27, 2008 (d)	$69,972,512	$69,878,452
Putnam Prime Money Market Fund (e)	2,882,488	2,882,488

Total short-term investments (cost $72,760,940)		$72,760,940

TOTAL INVESTMENTS

Total investments (cost $517,289,492)	$685,251,783

  * Percentages indicated are based on net assets of $616,751,563.

  † Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at April 30, 2008.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at April 30, 2008 (as a percentage of Portfolio Value):

United States	78.0%
France	4.7
Germany	3.5
Spain	3.4
Japan	2.4
United Kingdom	1.6
Australia	1.5
Italy	1.2
Netherlands	0.9
Malaysia	0.8
Canada	0.5
Other	1.5

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/08 (Unaudited)

ASSETS

Investment in securities, at value, including $68,133,822 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $514,407,004)	$682,369,295
Affiliated issuers (identified cost $2,882,488) (Note 5)	2,882,488

Cash	282,268

Dividends, interest and other receivables	978,382

Receivable for shares of the fund sold	344,071

Receivable for securities sold	2,401,819

Foreign tax reclaim	60,261

Total assets	689,318,584

LIABILITIES

Payable to custodian (Note 2)	30,353

Payable for shares of the fund repurchased	1,123,545

Payable for compensation of Manager (Notes 2 and 5)	1,016,023

Payable for investor servicing fees (Note 2)	78,296

Payable for custodian fees (Note 2)	6,434

Payable for Trustee compensation and expenses (Note 2)	168,645

Payable for administrative services (Note 2)	1,865

Payable for distribution fees (Note 2)	156,287

Collateral on securities loaned, at value (Note 1)	69,878,452

Other accrued expenses	107,121

Total liabilities	72,567,021

Net assets	$616,751,563

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$443,543,619

Undistributed net investment income (Note 1)	1,308,134

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	3,940,410

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	167,959,400

Total — Representing net assets applicable to capital shares outstanding	$616,751,563

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($557,295,563 divided by 36,571,697 shares)	$15.24

Offering price per class A share
(100/94.25 of $15.24)*	$16.17

Net asset value and offering price per class B share
($41,642,496 divided by 2,746,267 shares)**	$15.16

Net asset value and offering price per class C share
($7,588,821 divided by 501,308 shares)**	$15.14

Net asset value and redemption price per class M share
($3,692,429 divided by 242,681 shares)	$15.22

Offering price per class M share
(100/96.50 of $15.22)*	$15.77

Net asset value, offering price and redemption price per class R share
($864,771 divided by 56,879 shares)	$15.20

Net asset value, offering price and redemption price per class Y share
($5,667,483 divided by 371,847 shares)	$15.24

  * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $252,486)	$ 8,447,213

Interest (including interest income of $178,863 from
investments in affiliated issuers) (Note 5)	180,088

Securities lending	103,188

Total investment income	8,730,489

EXPENSES

Compensation of Manager (Note 2)	2,128,160

Investor servicing fees (Note 2)	580,255

Custodian fees (Note 2)	10,341

Trustee compensation and expenses (Note 2)	19,932

Administrative services (Note 2)	16,990

Distribution fees — Class A (Note 2)	705,576

Distribution fees — Class B (Note 2)	227,667

Distribution fees — Class C (Note 2)	33,744

Distribution fees — Class M (Note 2)	14,480

Distribution fees — Class R (Note 2)	1,911

Other	135,741

Non-recurring costs (Notes 2 and 6)	1,072

Costs assumed by Manager (Notes 2 and 6)	(1,072)

Fees waived and reimbursed by Manager (Note 5)	(3,733)

Total expenses	3,871,064

Expense reduction (Note 2)	(77,357)

Net expenses	3,793,707

Net investment income	4,936,782

Net realized gain on investments (Notes 1 and 3)	13,732,369

Net realized gain on foreign currency transactions (Note 1)	13,670

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(8,518)

Net unrealized depreciation of investments during the period	(57,518,825)

Net loss on investments	(43,781,304)

Net decrease in net assets resulting from operations	$(38,844,522)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

Six months ended		Year ended
	4/30/08*	10/31/07

Operations:
Net investment income	$ 4,936,782	$9,174,598

Net realized gain on investments
and foreign currency transactions	13,746,039	63,097,016

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(57,527,343)	85,590,961

Net increase (decrease) in net assets resulting from operations	(38,844,522)	157,862,575

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(4,692,693)	(7,567,576)

Class B	(198,855)	(325,961)

Class C	(32,217)	(33,792)

Class M	(22,501)	(31,274)

Class R	(5,566)	(5,314)

Class Y	(52,646)	(74,156)

Redemption fees (Note 1)	3,305	5,875

Decrease from capital share transactions (Note 4)	(3,146,489)	(80,008,219)

Total increase (decrease) in net assets	(46,992,184)	69,822,158

NET ASSETS

Beginning of period	663,743,747	593,921,589

End of period (including undistributed net investment
income of $1,308,134 and $1,375,830, respectively)	$616,751,563	$663,743,747

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2008**	$16.27	.13(d)	(1.03)	(.90)	(.13)	—	(.13)	—(e)	$15.24	(5.54)*	$557,296	.58*(d)	.82*(d)	17.19*
October 31, 2007	12.82	.22(d)	3.43	3.65	(.20)	—	(.20)	—(e)	16.27	28.64	595,786	1.18(d)	1.51(d)	41.51
October 31, 2006	10.97	.22(d,g)	1.86	2.08	(.23)	—	(.23)	—(e)	12.82	19.22	519,557	1.22(d,g)	1.88(d,g)	64.90
October 31, 2005	9.58	.22(d,f)	1.38	1.60	(.21)	—	(.21)	—(e)	10.97	16.76(f)	473,589	1.22(d)	2.11(d,f)	38.79
October 31, 2004	8.06	.18(d)	1.51	1.69	(.17)	—	(.17)	—	9.58	21.18	444,698	1.28(d)	2.11(d)	29.95
October 31, 2003	6.71	.19	1.34	1.53	(.17)	(.01)	(.18)	—	8.06	23.17	478,304	1.23	2.65	40.12

CLASS B
April 30, 2008**	$16.19	.07(d)	(1.03)	(.96)	(.07)	—	(.07)	—(e)	$15.16	(5.94)*	$41,642	.96*(d)	.45*(d)	17.19*
October 31, 2007	12.75	.11(d)	3.41	3.52	(.08)	—	(.08)	—(e)	16.19	27.71	51,537	1.93(d)	.79(d)	41.51
October 31, 2006	10.91	.13(d,g)	1.85	1.98	(.14)	—	(.14)	—(e)	12.75	18.31	62,195	1.97(d,g)	1.18(d,g)	64.90
October 31, 2005	9.53	.14(d,f)	1.37	1.51	(.13)	—	(.13)	—(e)	10.91	15.86(f)	81,553	1.97(d)	1.37(d,f)	38.79
October 31, 2004	8.02	.12(d)	1.49	1.61	(.10)	—	(.10)	—	9.53	20.21	92,191	2.03(d)	1.37(d)	29.95
October 31, 2003	6.67	.14	1.34	1.48	(.12)	(.01)	(.13)	—	8.02	22.40	111,163	1.98	1.89	40.12

CLASS C
April 30, 2008**	$16.17	.06(d)	(1.02)	(.96)	(.07)	—	(.07)	—(e)	$15.14	(5.91)*	$7,589	.96*(d)	.42*(d)	17.19*
October 31, 2007	12.74	.11(d)	3.41	3.52	(.09)	—	(.09)	—(e)	16.17	27.74	6,247	1.93(d)	.74(d)	41.51
October 31, 2006	10.91	.13(d,g)	1.84	1.97	(.14)	—	(.14)	—(e)	12.74	18.24	4,699	1.97(d,g)	1.15(d,g)	64.90
October 31, 2005	9.53	.14(d,f)	1.37	1.51	(.13)	—	(.13)	—(e)	10.91	15.91(f)	4,333	1.97(d)	1.37(d,f)	38.79
October 31, 2004	8.02	.12(d)	1.50	1.62	(.11)	—	(.11)	—	9.53	20.27	3,655	2.03(d)	1.36(d)	29.95
October 31, 2003	6.67	.14	1.34	1.48	(.12)	(.01)	(.13)	—	8.02	22.45	3,699	1.98	1.87	40.12

CLASS M
April 30, 2008**	$16.25	.09(d)	(1.03)	(.94)	(.09)	—	(.09)	—(e)	$15.22	(5.79)*	$3,692	.83*(d)	.56*(d)	17.19*
October 31, 2007	12.80	.15(d)	3.42	3.57	(.12)	—	(.12)	—(e)	16.25	28.05	3,946	1.68(d)	1.01(d)	41.51
October 31, 2006	10.95	.16(d,g)	1.86	2.02	(.17)	—	(.17)	—(e)	12.80	18.64	3,438	1.72(d,g)	1.42(d,g)	64.90
October 31, 2005	9.57	.17(d,f)	1.37	1.54	(.16)	—	(.16)	—(e)	10.95	16.11(f)	3,925	1.72(d)	1.62(d,f)	38.79
October 31, 2004	8.05	.14(d)	1.51	1.65	(.13)	—	(.13)	—	9.57	20.58	3,613	1.78(d)	1.61(d)	29.95
October 31, 2003	6.70	.16	1.34	1.50	(.14)	(.01)	(.15)	—	8.05	22.61	4,307	1.73	2.16	40.12

CLASS R
April 30, 2008**	$16.24	.10(d)	(1.03)	(.93)	(.11)	—	(.11)	—(e)	$15.20	(5.72)*	$865	.71*(d)	.67*(d)	17.19*
October 31, 2007	12.80	.17(d)	3.44	3.61	(.17)	—	(.17)	—(e)	16.24	28.35	702	1.43(d)	1.16(d)	41.51
October 31, 2006	10.96	.18(d,g)	1.86	2.04	(.20)	—	(.20)	—(e)	12.80	18.88	309	1.47(d,g)	1.59(d,g)	64.90
October 31, 2005	9.57	.20(d,f)	1.38	1.58	(.19)	—	(.19)	—(e)	10.96	16.53(f)	221	1.47(d)	1.84(d,f)	38.79
October 31, 2004†	8.20	.15(d)	1.38	1.53	(.16)	—	(.16)	—	9.57	18.86*	95	1.41*(d)	1.71*(d)	29.95

CLASS Y
April 30, 2008**	$16.28	.14(d)	(1.03)	(.89)	(.15)	—	(.15)	—(e)	$15.24	(5.47)*	$5,667	.46*(d)	.94*(d)	17.19*
October 31, 2007	12.82	.25(d)	3.44	3.69	(.23)	—	(.23)	—(e)	16.28	29.03	5,526	.93(d)	1.75(d)	41.51
October 31, 2006	10.97	.24(d,g)	1.86	2.10	(.25)	—	(.25)	—(e)	12.82	19.51	3,723	.97(d,g)	2.14(d,g)	64.90
October 31, 2005††	11.59	.10(d)	(.72)	(.62)	—	—	—	—(e)	10.97	(5.35)*	3,781	.07*(d)	.07*(d)	38.79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

   * Not annualized.

  ** Unaudited.

  † For the period December 1, 2003 (commencement of operations) to October 31, 2004.

†† For the period October 4, 2005 (commencement of operations) to October 31, 2005.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

April 30, 2008	<0.01%

October 31, 2007	<0.01

October 31, 2006	0.01

October 31, 2005	<0.01

October 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.06%

Class B	0.01	0.06

Class C	0.01	0.06

Class M	0.01	0.06

Class R	0.01	0.06

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Utilities Growth and Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies. The fund concentrates its investments in a limited number of sectors and involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the

New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At April 30, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2008, the value of securities loaned amounted to $68,133,822. The fund received cash collateral of $69,878,452 which is pooled with collateral of other Putnam funds into 58 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2007, the fund had a capital loss carryover of $9,371,773 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2011.

The aggregate identified cost on a tax basis is $517,723,348, resulting in gross unrealized appreciation and depreciation of $182,642,088 and $15,113,653, respectively, or net unrealized appreciation of 167,528,435.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

For the period ended April 30, 2008, Putnam Management has assumed $1,072 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2008, the fund incurred $581,761 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At April 30, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC's and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended April 30, 2008, the fund's expenses were reduced by $16,648 under the expense offset arrangements and by $60,709 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $403, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the“Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,024 and $495 from the sale of class A and class M shares, respectively, and received $15,006 and $581 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $18 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $107,957,189 and $106,917,425, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/08:

Shares sold	3,669,819	$57,184,461

Shares issued
in connection
with reinvestment
of distributions	280,112	4,222,809

	3,949,931	61,407,270

Shares
repurchased	(3,986,641)	(60,489,134)

Net increase
(decrease)	(36,710)	$ 918,136

Year ended 10/31/07:

Shares sold	5,982,143	$86,767,209

Shares issued
in connection
with reinvestment
of distributions	468,792	6,786,835

	6,450,935	93,554,044

Shares
repurchased	(10,377,765)	(150,341,671)

Net decrease	(3,926,830)	$(56,787,627)

CLASS B	Shares	Amount

Six months ended 4/30/08:

Shares sold	421,656	$6,471,834

Shares issued
in connection
with reinvestment
of distributions	11,519	173,384

	433,175	6,645,218

Shares
repurchased	(870,042)	(13,244,187)

Net decrease	(436,867)	$(6,598,969)

Year ended 10/31/07:

Shares sold	615,862	$8,869,457

Shares issued
in connection
with reinvestment
of distributions	20,027	286,760

	635,889	9,156,217

Shares
repurchased	(2,331,713)	(33,319,587)

Net decrease	(1,695,824)	$(24,163,370)

CLASS C	Shares	Amount

Six months ended 4/30/08:

Shares sold	158,852	$2,445,427

Shares issued
in connection
with reinvestment
of distributions	1,758	26,243

	160,610	2,471,670

Shares
repurchased	(45,636)	(680,435)

Net increase	114,974	$1,791,235

Year ended 10/31/07:

Shares sold	125,984	$1,837,921

Shares issued
in connection
with reinvestment
of distributions	1,995	28,709

	127,979	1,866,630

Shares
repurchased	(110,496)	(1,575,421)

Net increase	17,483	$291,209

CLASS M	Shares	Amount

Six months ended 4/30/08:

Shares sold	41,501	$647,255

Shares issued
in connection
with reinvestment
of distributions	1,391	20,985

	42,892	668,240

Shares
repurchased	(43,017)	(640,962)

Net increase
(decrease)	(125)	$27,278

Year ended 10/31/07:

Shares sold	36,167	$533,387

Shares issued
in connection
with reinvestment
of distributions	2,000	28,885

	38,167	562,272

Shares
repurchased	(63,992)	(919,175)

Net decrease	(25,825)	$(356,903)

CLASS R	Shares	Amount

Six months ended 4/30/08:

Shares sold	20,404	$312,334

Shares issued
in connection
with reinvestment
of distributions	352	5,252

	20,756	317,586

Shares
repurchased	(7,088)	(105,095)

Net increase	13,668	$212,491

Year ended 10/31/07:

Shares sold	26,667	$386,848

Shares issued
in connection
with reinvestment
of distributions	364	5,314

	27,031	392,162

Shares
repurchased	(7,933)	(108,592)

Net increase	19,098	$283,570

CLASS Y	Shares	Amount

Six months ended 4/30/08:

Shares sold	79,461	$1,228,945

Shares issued
in connection
with reinvestment
of distributions	3,482	52,292

	82,943	1,281,237

Shares
repurchased	(50,552)	(777,897)

Net increase	32,391	$503,340

Year ended 10/31/07:

Shares sold	163,689	$2,388,069

Shares issued
in connection
with reinvestment
of distributions	5,055	73,469

	168,744	2,461,538

Shares
repurchased	(119,723)	(1,736,636)

Net increase	49,021	$724,902

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2008, management fees paid were reduced by $3,733 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $178,863 for the period ended April 30, 2008. During the period ended April 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $80,149,032 and $85,768,626, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard

defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 ("SFAS 133"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended April 30, 2008. The Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) UBS Warburg, Credit Suisse First Boston, Morgan Stanley and Company, Goldman Sachs, and Citigroup Global Markets. The commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended April 30, 2008.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Leerink Swann & Company, Merrill Lynch, RBC Capital Markets, Redburn, SG Cowen Securities Corp., and Weeden + Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	James P. Pappas
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Charles E. Haldeman, Jr
Putnam Investments Limited	President	Robert R. Leveille
57–59 St. Jame’s Street	.	Vice President and
London, England SW1A 1LD	Charles E. Porter	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive Officer,	Mark C. Trenchard
Putnam Retail Management	Associate Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	BSA Compliance Officer
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Senior Vice President	Vice President, Clerk and
State Street Bank and	and Treasurer	Assistant Treasurer
Trust Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Charles B. Curtis
Robert J. Darretta	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA026 251222 6/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Utilities Growth and Income Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 27, 2008

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 27, 2008